Exhibit 10.14(b)
AMENDMENT NO. 2 TO THE
TERM LOAN AGREEMENT

This Amendment No. 2 to the Term Loan Agreement (this “Amendment”), dated as of December 31, 2014, is made by and among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:
WHEREAS, each of the Company, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Term Loan Agreement dated as of December 21, 2012 (as amended by that certain Amendment No. 1 to the Term Loan Agreement dated as of October 28, 2013 and as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which the Lenders have made available to the Borrower a senior unsecured term loan credit facility in an original aggregate principal amount of $1,000,000,000; and

WHEREAS, the Company has entered into the Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:

(a)Section 1.1 of the Credit Agreement is amended by revising the definition of “Eurodollar Base Rate” in its entirety so that after all such revisions, such definition reads as follows:
““Eurodollar Base Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Advance, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)    for any interest calculation with respect to the Alternate Base Rate on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that in no event shall such rate be less than 0%; provided, further that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the applicable Interest Period in a manner consistent with market practice; and provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.”
(b)    Section 7.3(a)(ix) of the Credit Agreement is amended by revising such subsection such that after all such revisions, Section 7.3(a)(ix) reads as follows:
“(ix)    (a) Permitted Existing Indebtedness and (b) other Indebtedness, in addition to that referred to elsewhere in this Section 7.3(a), incurred by the Company’s Subsidiaries, provided that no Default or Unmatured Default shall have occurred and be continuing at the date of such incurrence or would result therefrom, and provided further that the aggregate outstanding amount of all Indebtedness incurred by the Company’s Subsidiaries under this clause (ix)(b) shall not at any time exceed $100,000,000;”
(c)    Section 7.3(a) of the Credit Agreement is further amended by (i) removing the phrase “; and” at the end of subsection (xii) and replacing it with “;”, (ii) removing the “.” at the end of subsection (xiii) and replacing it with “; and”, and (iii) adding new subsection (xiv) to read in its entirety as follows:
“(xiv)     Unsecured Indebtedness incurred by the Borrower or any Subsidiary Guarantor and owing to a joint venture in which the Borrower or any Subsidiary Guarantor owns any interest.”
(d)    Section 7.3(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(c) Liens. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:
(i)    Liens, if any, created by the Loan Documents or otherwise securing the Obligations;
(ii)    Customary Permitted Liens;
(iii)    [reserved];
(iv)    other Liens, including Permitted Existing Liens, (a) securing Indebtedness of the Company (other than Indebtedness of the Company owed to any Subsidiary) and/or (b) securing Indebtedness of the Company’s Subsidiaries as permitted pursuant to Section 7.3(a) and in an aggregate outstanding amount not to

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exceed five percent (5%) of consolidated tangible assets of the Company and its Subsidiaries at any time;
(v)    Liens on the assets of The Shaw Group Inc. and its Subsidiaries, existing on the Transaction Closing Date and permitted under the Transaction Agreement, provided that such Liens extend only to such assets or proceeds thereof and were not incurred in contemplation of the Shaw Acquisition;
(vi)    prior to the Transaction Closing Date, Liens on the Escrowed Proceeds securing the repayment of the Escrowed Proceeds to the holders of the Notes;
(vii)    as long as the obligations under this Agreement are secured equally and ratably by the same collateral subject to such Liens, Liens securing the other Transaction Facilities (and any Permitted Refinancing thereof); and
(viii)    Liens on pledged cash of the Company and its Subsidiaries required for notional cash pooling arrangements in the ordinary course of business.
In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent as collateral for the Obligations; provided that (x) any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) incurred in compliance with the terms of this Agreement may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders on the items of property obtained with the proceeds of such Indebtedness and (y) the Transaction Facilities (and any Permitted Refinancing thereof) may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders unless such Indebtedness is secured equally and ratably with the Obligations.”
(e)    The first paragraph only of Section 7.4(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(a)    Maximum Leverage Ratio. The Company shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Company and its Subsidiaries as of any date of determination (but excluding any Indebtedness permitted under Section 7.03(a)(xiv)) to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered (commencing with the fiscal quarter ended as of September 30, 2013) to be greater than 3.00 to 1.00.”
2.    Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Borrower, and the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and

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(b)    all fees and expenses of the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) to the extent due and payable under Section 11.7(a) of the Credit Agreement and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses).
3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties made by the Company in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
(b)    This Amendment has been duly authorized, executed and delivered by the Company and the Borrower and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)    After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing, or would result from the effectiveness of this Amendment.
4.    Consent of the Company. The Company hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments, waivers and consents contemplated hereby) and the enforceability of the Guaranty against the Company in accordance with its terms.
5.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.2 of the Credit Agreement.
6.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
7.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 11.12 and 11.13 of the Credit Agreement.

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8.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 14.1 of the Credit Agreement.
11.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
12.    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company

By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Borrower

/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

Chicago Bridge & Iron
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

/s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title:     Vice President

Chicago Bridge & Iron
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender

/s/ Stuart Bonomo
Name:     Stuart Bonomo
Title:     Director

Chicago Bridge & Iron
Amendment No. 2 to Credit Agreement
Signature Page

Chicago Bridge & Iron
Amendment No. 2 to Credit Agreement
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NBAD AMERICAS N.V., (formerly known as Abu Dhabi International Bank N.V.) as a Lender

/s/ David J. Young
Name: David J. Young
Title: Director, Client Relationships

/s/ William F. Ghazar
Name:    William F. Ghazar
Title:     Executive Director, Head of Client Relationships

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

/s/ Nicholas J. Diaz
Name: Nicholas J. Diaz
Title: SVP

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

ARAB BANKING CORPORATION (B.S.C.), as a Lender

/s/ Gautier Strub
Name: Gautier Strub
Title: Vice President

/s/ Rami Zaytoon
Name: Rami Zaytoon
Title: Relationship Manager

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

/s/ James Hua
Name: James Hua
Title: SVP

/s/ Kitty Sin
Name: Kitty Sin
Title: SVP

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

BANK OF MONTREAL, as a Lender

/s/ Michael Gift
Name: Michael Gift
Title: Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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BANK OF THE WEST, as a Lender

/s/ Terry A Switz
Name: Terry A Switz
Title: Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

/s/ Mark H. Maloney
Name: Mark Maloney
Title: Authorized Signatory

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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BOKF, NA DBA BANK OF TEXAS, as a Lender

/s/ Marian Livingston
Name: Marian Livingston
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

CADENCE BANK, N.A., as a Lender

/s/ Bill Bobbora
Name: Bill Bobbora
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

/s/ Ignacio Campillo
Name: Ignacio Campillo
Title: Managing Director

/s/ Barbara Stacks
Name: Barbara Stacks
Title: Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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COMPASS BANK, as a Lender

/s/ Aaron Loyd
Name: Aaron Loyd
Title: Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

/s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

DBS BANK LTD, as a Lender

/s/ Rose Park
Name: Rose Park
Title: Portfolio Director

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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FIFTH THIRD BANK, as a Lender

/s/ Mike Gifford
Name: Mike Gifford
Title: V.P.

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

/s/ Wadie Christopher Habiby
Name: Wadie Christopher Habiby
Title: Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

NATIONAL BANK OF KUWAIT, S.A.K., as a Lender

/s/ Wendy Wanninger
Name: Wendy Wanninger
Title: Executive Manager

/s/ Michael McHugh
Name: Michael McHugh
Title: Executive Manager

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

RIYAD BANK, HOUSTON AGENCY, as a Lender

/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

/s/ Paul N. Travis
Name: Paul N. Travis
Title: VP & Head of Corporate Finance

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

SANTANDER BANK, N.A., as a Lender

/s/ John W. Deegan
Name: John W. Deegan
Title: Senior Vice President

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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SCOTIABANC INC., as a Lender

/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
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STANDARD CHARTERED BANK, as a Lender

/s/ David J. Foster
Name: David J. Foster
Title: Director

/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director standard Chartered Bank NY

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Chicago Bridge & Iron
Amendment No. 2 to Term Loan Agreement
Signature Page